UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 9, 2005

Allied Waste Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14705	88-0228636
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15880 North Greenway-Hayden Loop, Suite 100, Scottsdale, Arizona		85260
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(480) 627-2700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On December 9, 2005, the Company was notified by J. Tomilson Hill that he would not stand for reelection to the Board of Directors at the 2006 Annual Shareholder Meeting. Mr. Hill is one of Blackstone’s current designees on the Company’s Board of Directors pursuant to the Third Amended and Restated Shareholders Agreement, dated December 18, 2003, between the Company and Apollo Advisors ll, L.P. and Blackstone Capital Partners ll Merchant Bank Fund L.P., including affiliated or related persons. Under such Shareholders Agreement, Blackstone has the right to designate Mr. Hill’s replacement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allied Waste Industries, Inc.

December 15, 2005	By:	Peter S. Hathaway

Name: Peter S. Hathaway
Title: Executive Vice President and Chief Financial Officer